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                                                                     EXHIBIT 1.1


                               22,500,000 SHARES

                     DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

                         COMMON STOCK ($.01 PAR VALUE)

                          U.S. UNDERWRITING AGREEMENT

                                                               December __, 1997

CREDIT SUISSE FIRST BOSTON CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
SMITH BARNEY INC.
 As   Representatives of the Several Underwriters,
 c/o  Credit Suisse First Boston Corporation,
   Eleven Madison Avenue,
   New York, N.Y. 10010-3629

Dear Sirs:

     1. Introductory. Dollar Thrifty Automotive Group, Inc., a Delaware corporation ("Company"), proposes to issue and sell to the several U.S. Underwriters named in Schedule A hereto ("U.S. Underwriters"), for whom Credit Suisse First Boston Corporation ("CSFBC"), Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Smith Barney Inc. are acting as representatives ("Representatives"), 2,125,000 shares of its Common Stock ($.01 par value) ("Securities") in the United States and Canada, and Chrysler Corporation, a Delaware corporation ("Chrysler"), proposes to sell to the U.S. Underwriters 17,000,000 outstanding shares of the Securities in the United States and Canada ("U.S. Offering") (the aggregate of such 19,125,000 shares of Securities being hereinafter referred to as the "U.S. Firm Securities").

     It is understood that the Company and Chrysler are concurrently entering into a Subscription Agreement, dated the date hereof ("Subscription Agreement"), with Credit Suisse First Boston (Europe) Limited ("CSFBL") and the other managers named therein ("Managers") relating to the concurrent offering and sale of an aggregate of 3,375,000 shares of Securities ("International Firm Securities") outside the United States and Canada ("International Offering").

     In addition, as set forth below the Company proposes to sell to the U.S. Underwriters and to the Managers, at the option of the U.S. Underwriters and the Managers, an aggregate of not more than 3,375,000 additional shares of Securities ("Optional Securities"). The U.S. Firm Securities and the Optional Securities purchased by the U.S. Underwriters are hereinafter called the "U.S. Securities"; the International Firm Securities and the Optional Securities purchased by the Managers are hereinafter called the "International Securities"; the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities". The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities". To provide for the coordination of their activities, the U.S. Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers that permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

     2. Representations and Warranties of the Company and Chrysler. (a) The Company represents and warrants to, and agrees with, the several U.S. Underwriters and Chrysler that:

           (i) A registration statement (No. 333-39661) relating to the Offered Securities, including a form of prospectus relating to the U.S. Securities and a form of prospectus relating to the International Securities has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been

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      declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (i) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (a) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (b) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the U.S. Securities and the form of prospectus relating to the International Securities, each as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, are hereinafter referred to as the "U.S. Prospectus" and the "International Prospectus", respectively, and collectively as the "Prospectuses". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

           (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and

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      the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, each Registration Statement and each of the Prospectuses will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or either of the Prospectuses based upon written information furnished to the Company by any U.S. Underwriter through the Representatives or by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

           (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

           (iv) Each subsidiary of the Company listed in Schedule B hereto (individually, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and each Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the condition (financial or other), earnings, prospects, business, properties or results of operations of the Company and its Subsidiaries taken as a whole; all of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except for liens and encumbrances pursuant to the Revolving Credit Facility (as defined in the Prospectuses), the capital stock of each Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

           (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Subscription Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectuses; and Chrysler has no preemptive rights with respect to the Securities.

           (vi) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or Chrysler or any U.S. Underwriter or Manager for a brokerage commission, finder's fee or other like payment in connection with the U.S. Offering or the International Offering.


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           (vii) The Offered Securities have been approved for listing on The
      New York Stock Exchange (the "Exchange") subject to notice of issuance.

           (viii) No consent, approval, authorization, waiver or order of, or filing with, any lessor, governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the issuance and sale of the Offered Securities, except (A) such as have been obtained and made under the Act and such as may be required under securities laws of the United States in connection with the purchase and distribution of the Offered Securities by the U.S. Underwriters and the Managers and (B) the listing of the Offered Securities on the Exchange.

           (ix) The execution, delivery and performance by the Company of this Agreement and the Subscription Agreement, and the issuance and sale of the Offered Securities, will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries of the Company or any of their properties, or any agreement, mortgage, lease, instrument or arrangement to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or any governmental franchise, license or permit heretofore issued to the Company or any of its Subsidiaries, in each case, except for those breaches, violations or defaults that, individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), earnings, prospects, business, properties or results of operations of the Company and its Subsidiaries taken as a whole or (B) violate or conflict with the charter or by-laws of the Company or any such Subsidiary.

           (x) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by or on behalf of the Company, and each such agreement represents a valid and binding obligation of the Company enforceable in accordance with its terms.

           (xi) Except for (A) liens on the assets of the Company and its subsidiaries securing indebtedness under or in connection with the Revolving Credit Facility, the Liquidity Facility, the New Medium Term Notes and the Chrysler Credit Support Agreement (as such terms are defined in the Prospectuses), and (B) liens on certain shuttle buses of Dollar Rent A Car Systems, Inc. ("Dollar") pursuant to a Loan Agreement dated April 24, 1991, as amended, between Dollar and Chrysler Financial Corporation ("CFC"), the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them as necessary to conduct their businesses, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectuses, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

           (xii) The Company and its Subsidiaries (A) possess adequate certificates, authorities, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificate, authority, license or permit, individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), earnings, prospects, business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and (B) have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, license or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole.

           (xiii) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that would have a material adverse effect on the Company and its Subsidiaries taken as a whole.

           (xiv) The Company and its Subsidiaries (A) own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct

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      the businesses now operated by them, or presently employed by them, except where the failure to have such intellectual property rights, individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), earnings, prospects, business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and (B) have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole.

           (xv) Except as disclosed in the Prospectuses, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

           (xvi) Except as disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Subscription Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

           (xvii) There is no document or contract of a character required to be described in each Registration Statement or the Prospectuses, or to be filed as an exhibit to each Registration Statement, that is not described or filed as required.

           (xviii) The financial statements included in each Registration Statement and the Prospectuses present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, in conformity with the generally accepted accounting principles in the United States ("U.S. GAAP") applied on a consistent basis, and Schedule II included in each Registration Statement presents fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectuses provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. Such financial statements comply in all material respects with the requirements of the Act and the rules and regulations applicable to a registration statement on Form S-1. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries included in each Registration Statement and the Prospectuses, as amended or supplemented, are independent public accountants with respect to the Company and its subsidiaries as required by the Act and the Rules and Regulations.

           (xix) Except as disclosed in the Prospectuses, since the date of the latest audited financial statements included in the Prospectuses there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectuses, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.


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           (xx) The Company and each of its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to the respective assets of the Company and each such Subsidiary, as the case may be, is permitted only in accordance with management's general or specific authorization; and (iv) the recorded amounts for assets are compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (xxi) Each of the Company and its Subsidiaries is insured against (or, as described in the Prospectus, has self-insured retention levels for) such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage from similar insurers as may be necessary to continue its business.

           (xxii) Except as disclosed in the Registration Statement and as shall be disclosed in the Prospectuses, there are no business relationships or related party transactions of the nature described in
      Item 404 of Regulation S-K of the Commission involving the Company or any other persons referred to in such Item 404.

           (xxiii) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

           (b) Chrysler represents and warrants to, and agrees with, the several U.S. Underwriters and the Company that:

           (i) Chrysler has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to enter into agreements and conduct business with the Company as described in the Prospectuses; and Chrysler is the sole registered and beneficial owner (as the term "beneficial owner" is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all of the capital stock of the Company and owns (and has full corporate power and authority to own) such stock free from any adverse claim (as defined in the Uniform Commercial Code as adopted in the State of New York), lien or restriction on transfer.

           (ii) Chrysler has and on each Closing Date hereinafter mentioned will have full right, power and authority to enter into this Agreement and the Subscription Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by Chrysler on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several U.S. Underwriters and Managers will acquire valid and unencumbered title to the Offered Securities to be delivered by Chrysler on such Closing Date.

           (iii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectuses pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectuses are included, each Registration Statement and each of the Prospectuses will conform, in all

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      material respects to the requirements of the Act and the Rules and
      Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and each of the Prospectuses will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or either of the Prospectuses based upon written information furnished to the Company by any U.S. Underwriter through the Representatives or by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

           (iv) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between Chrysler and any person that would give rise to a valid claim against the Company or any U.S. Underwriter or Manager for a brokerage commission, finder's fee or other like payment in connection with the U.S. Offering or the International Offering.

           (v) The execution, delivery and performance by Chrysler of this Agreement and the Subscription Agreement and the consummation of the transactions herein and therein contemplated on the part of Chrysler will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Chrysler, CFC or Chrysler Insurance Corporation ("CIC") or any of their respective properties, or any agreement, mortgage, lease or arrangement to which Chrysler, CFC or CIC is a party or by which Chrysler, CFC or CIC is bound or to which any of the properties of Chrysler, CFC or CIC is subject, except for those breaches, violations or defaults that, individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), earnings, prospects, business, properties or results of operations of the Company and its Subsidiaries taken as a whole, or (B) violate or conflict with the charter or by-laws of Chrysler, CFC or CIC.

           (vi) Chrysler has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, any stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities and has not effected any sales of any security of the Company which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K promulgated under the Act.

           (vii) No consent, approval, authorization, waiver or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by Chrysler for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the sale of the Offered Securities by Chrysler, except such as have been obtained and made under the Act and such as may be required under state securities laws.

           (viii) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by or on behalf of Chrysler, and each such agreement represents a valid and binding obligation of Chrysler enforceable in accordance with its terms.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and Chrysler agree, severally and not jointly, to sell to each U.S. Underwriter, and each U.S. Underwriter agrees, severally and not jointly, to purchase from the Company and
Chrysler, at a purchase price of U.S.$       per share, the number of shares of
U.S.

Firm Securities set forth below the caption "Company" or "Chrysler", as the case may be, and opposite the name of such U.S. Underwriter in Schedule A hereto.

     The Company and Chrysler will deliver the U.S. Firm Securities to the Representatives for the accounts of the U.S. Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to accounts at banks selected by the Company and Chrysler and acceptable to CSFBC for the account of Dollar Thrifty Automotive Group, Inc. in the case of 2,125,000 shares of U.S. Firm Securities and Chrysler in the case of 17,000,000 shares of U.S. Firm Securities, at the office of Mayer, Brown & Platt, 1675 Broadway, New York, New York, at 9:00 A.M., New York time, on December __, 1997, or at such other time not later than seven full business days thereafter as CSFBC, the Company and Chrysler determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the U.S. Offering and the International Offering. The certificates for the U.S. Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Mayer, Brown & Platt, at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and Chrysler from time to time not more than 30 days subsequent to the date of the Prospectuses, the U.S. Underwriters and the Managers may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the U.S. Firm Securities. The Optional Securities to be purchased by the U.S. Underwriters on any Optional Closing Date (as hereinafter defined) shall be in the same proportion to all the Optional Securities to be purchased by the U.S. Underwriters and the Managers on such Optional Closing Date as the U.S. Firm Securities bear to all the Firm Securities. The Company agrees to sell to the U.S. Underwriters such Optional Securities and the U.S. Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each U.S. Underwriter in the same proportion as the number of shares of U.S. Firm Securities set forth opposite such U.S. Underwriter's name bears to the total number of shares of U.S. Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the U.S. Underwriters only for the purpose of covering over-allotments made in connection with the sale of the U.S. Firm Securities. No Optional Securities shall be sold or delivered unless the U.S. Firm Securities and the International Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC on behalf of the U.S. Underwriters and the Managers to the Company and Chrysler. It is understood that CSFBC is authorized to make payment for and accept delivery of such Optional Securities on behalf of the U.S. Underwriters and Managers pursuant to the terms of CSFBC's instructions to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several U.S. Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a bank selected by the Company and acceptable to CSFBC for the account of Dollar Thrifty Automotive Group, Inc., at the above office of Mayer, Brown & Platt. The certificates for the Optional Securities will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Mayer, Brown & Platt, at a reasonable time in advance of such Optional Closing Date.

     4. Offering by U.S. Underwriters. It is understood that the several U.S. Underwriters propose to offer the U.S. Securities for sale to the public as set forth in the U.S. Prospectus. Each U.S. Underwriter severally agrees that offers and sales of the U.S. Securities in Canada as part of the distribution will be made only pursuant to an exemption from the prospectus requirements in each jurisdiction in Canada in which such offers and sales are made.

     5. Certain Agreements of the Company and Chrysler. The Company and, to the extent stated herein, Chrysler, agree with the several U.S. Underwriters that:

           (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file each of the Prospectuses with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of
      (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time either Prospectus is printed and distributed to any U.S. Underwriter or Manager, or will make such filing at such later date as shall have been consented to by CSFBC.

           (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or either of the related prospectuses or the Initial Registration Statement, the Additional Registration Statement (if any) or either of the Prospectuses and will not effect such amendment or supplementation without CSFBC's prior consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or either of the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

           (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any U.S. Underwriter, Manager or dealer, any event occurs as a result of which either or both of the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either or both of the Prospectuses to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the U.S. Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

           (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

           (e) The Company will furnish to the Representatives copies of the Registration Statement (five of which will be signed and will include all exhibits), each preliminary prospectus relating to the U.S. Securities, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any U.S. Underwriter or dealer, the U.S. Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The U.S. Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the U.S. Underwriters all such documents.

           (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC reasonably designates and will continue such qualifications in effect so long as required for the distribution.

           (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other U.S. Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request in writing.

           (h) The Company and Chrysler agree with the several U.S. Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC reasonably designates (except that neither the Company nor Chrysler will be obligated to qualify to do business as a foreign corporation in any state in which it is not so qualified or to file a general consent to service of process in any jurisdiction) and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for the filing fee incidental to, and the reasonable fees and disbursements of counsel to the U.S. Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by Chrysler of the Offered Securities to the U.S. Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectuses (including any amendments and supplements thereto) to the U.S. Underwriters.

           (i) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not, without the prior written consent of CSFBC, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, other than the Company's issuance and sale of Securities in accordance with this Agreement and the Subscription Agreement and pursuant to grants under the Company's long-term incentive plan as contemplated in the Prospectuses.

           (j) The Company agrees to use the net proceeds received by it from its sale of Offered Securities pursuant to this Agreement and the Subscription Agreement in the manner specified in the Prospectuses under the caption "Use of Proceeds".

           (k) The Company agrees to use its best efforts to implement the Commercial Paper Program and the Liquidity Facility (as such terms are defined in the Prospectuses) during the first quarter of 1998.

     6. Conditions of the Obligations of the U.S. Underwriters. The obligations of the several U.S. Underwriters to purchase and pay for the U.S. Firm Securities on the First Closing Date and the U.S. Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and Chrysler herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and Chrysler of their obligations hereunder and to the following additional conditions precedent:

           (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of

      Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                 (i) in their opinion the consolidated financial statements of the Company and its subsidiaries and the schedule audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                 (ii) they have performed the procedures specified by the
            American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited consolidated financial statements of the Company and its subsidiaries included in the Registration Statements;

                 (iii) on the basis of the review referred to in clause (ii)
            above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                       (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                       (B) the unaudited consolidated total revenues and net earnings (loss) for the nine-month periods ended September 30, 1997 and September 30, 1996 included in the Prospectuses do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated statements of operations;

                       (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated assets or stockholder's equity, as compared with amounts shown on the latest balance sheet included in the Prospectuses;

                       (D) for the period from the closing date of the latest income statement included in the Prospectuses to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectuses, in consolidated total revenues or of net earnings (loss); or

                       (E) the unaudited pro forma financial statements included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and the pro forma adjustments have not been arithmetically accurately applied to the historical amounts in the compilation of those statements;

            except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectuses disclose have occurred or may occur or which are described in such letter; and

                 (iv) they have compared specified dollar amounts (or
            percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

           For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time; (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time; and (iii) "Prospectuses" shall mean the prospectuses included in the Registration Statements.

           (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time either Prospectus is printed and distributed to any U.S. Underwriter or Manager, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, each of the Prospectuses shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of Chrysler, the Company or the Representatives, shall be contemplated by the Commission.

           (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole which, in the judgment of a majority in interest of the U.S. Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities; (ii) any downgrading in the rating of any debt securities of the Company or its Subsidiaries by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company or its Subsidiaries (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the U.S. Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities.

      (d) The Representatives shall have received an opinion, dated such Closing Date, of Hall, Estill, Hardwick, Gable, Golden & Nelson, counsel for the Company, to the effect that:

                 (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                 (ii) Each Subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and each Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except for liens and encumbrances pursuant to the Revolving Credit Facility (as defined in the Prospectuses), the capital stock of each Subsidiary owned by the Company directly, or through subsidiaries, is owned free from liens, encumbrances and defects;

                 (iii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectuses; and the stockholder of the Company has no preemptive rights with respect to the Offered Securities;

                 (iv) There are no contracts, agreements or understandings
            known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                 (v) No consent, approval, authorization, waiver or order of, or filing with, any lessor, governmental agency or body or any court or other entity is required for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the issuance and sale of the Offered Securities, except (A) such as have been obtained and made under the Act and such as may be required under securities laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the U.S. Underwriters and the Managers; and (B) the listing of the Offered Securities on the Exchange;

                 (vi) The execution, delivery and performance by the Company of this Agreement and the Subscription Agreement, and the issuance and sale of the Offered Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any Subsidiary of the Company or any of their properties, or any agreement, mortgage, lease, instrument or arrangement to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or any governmental franchise, license or permit heretofore issued to the Company or any of its Subsidiaries, or the charter or by-laws of the Company or any such Subsidiary;

                 (vii) The Initial Registration Statement was declared
            effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, each of the Prospectuses either was filed with the Commission pursuant to the subparagraph of

            Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and each of the Prospectuses, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations. In addition, such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that either of the Prospectuses or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectuses;

                 (viii) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company;

                 (ix) The statements set forth in the Prospectuses (A) under the caption "Continuing Relationship with Chrysler", insofar as they purport to describe certain financial and commercial arrangements between Chrysler, the Company and its subsidiaries,
            (B) under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities, and (C) under the caption "Description of Certain Indebtedness", insofar as they purport to describe certain indebtedness of the Company, are accurate in all material respects;

                 (x) Insofar as statements in the Prospectuses purport to
            summarize the nature and status of legal and governmental proceedings, or the provisions of laws, rules, regulations, orders, judgments or decrees, or the terms of any contracts, permits or other documents, such statements are accurate in all material respects and are fair summaries of the matters referred to therein;

                 (xi) To the best of such counsel's knowledge, there is no
            litigation, arbitration or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any of its Subsidiaries, that, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Registration Statements and the Prospectuses that has not been properly disclosed therein; and to the best such counsel's knowledge, there is no contract or document concerning the Company or any of its Subsidiaries of a character required to be described in the Registration Statement and the Prospectuses or to be filed as an exhibit to the Registration Statement, that is not so described or filed.

           (e) The Representatives shall have received an opinion, dated such Closing Date, of Debevoise & Plimpton, counsel for Chrysler, to the effect that:

                 (i) Chrysler is validly existing as a corporation in good
            standing under the laws of the State of Delaware;

                 (ii) Upon delivery to the several U.S. Underwriters by
            Chrysler of a certificate or certificates for the U.S. Firm Securities that Chrysler proposes to sell to the U.S. Underwriters on such Closing Date against receipt of the purchase price therefor as provided hereunder, the several U.S.

            Underwriters will acquire all rights of Chrysler in such Securities free and clear of any adverse claim (as defined in the Uniform Commercial Code as adopted in the State of New York), assuming that the U.S. Underwriters have no notice of any adverse claim (as defined in such Code).

                 (iii) The U.S. Firm Securities or the Optional Securities
            purchased by the U.S. Underwriters, as the case may be, have been duly authorized, and, when delivered to, and paid for by the U.S. Underwriters pursuant to this Agreement, such Securities will be validly issued, fully paid and nonassessable; the certificates for such Securities are in valid and sufficient form; and Chrysler is not entitled to preemptive or other rights as shareholder to subscribe for such Securities;

                 (iv) No consent, approval, authorization or order of, or
            filing with, any governmental agency or body or any court is required to be obtained or made by Chrysler for the consummation of the transactions contemplated by this Agreement or the Subscription Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                 (v) The execution, delivery and performance by Chrysler of this Agreement and the Subscription Agreement and the consummation by Chrysler of the transactions herein contemplated, will not result in a breach or violation of any of the terms and provisions of or constitute a default under (x) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over Chrysler or CCC, (y) any agreement or instrument to which Chrysler or CCC is a party or by which Chrysler or CCC is bound, where such breach, violation or default would affect in any material respect Chrysler's performance of this Agreement or (z) the charter or by-laws of Chrysler or CCC; provided that such counsel may state that its opinion in clause (x) of this subsection
            (v) does not extend to whether any of the Registration Statement, the Prospectuses or any amendment thereof or supplement thereto contains or does not contain any untrue statement of any material fact or omits or does not omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading;

                 (vi) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by Chrysler; and

                 (vii) The statements set forth in the Prospectuses (A) under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities, (B) under the caption "Certain U.S. Tax Consequences to Non-U.S. Holders of Common Stock", insofar as they relate to matters of law or legal conclusions, and (C) under the caption "Description of Certain Indebtedness", insofar as they purport to describe certain indebtedness of the Company, are accurate in all material respects.

           Such counsel shall state that they have participated in conferences with representatives of the Company, some of which have been attended by the U.S. Underwriters and their counsel, at which conferences the contents of the Registration Statement, the Prospectuses, each amendment thereof and supplement thereto and related matters were discussed, and, although such counsel assumes no responsibility for the factual accuracy or completeness of the Registration Statement, the Prospectuses, any amendment thereof or supplement thereto (except to the extent expressly set forth in such counsel's opinion letter), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement or any amendment thereof (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) at the time it became effective (including the information deemed to part of the Registration Statement at the time of effectiveness pursuant to paragraph
      (b) of Rule 430A under the Act) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses, as amended and supplemented (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief), as of the date thereof or hereof, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           Such counsel shall also state that such counsel has been advised by the New York Stock Exchange that the Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

           In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the State of Delaware or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and who are satisfactory to the U.S. Underwriters (provided that such counsel states that the U.S. Underwriters are justified in relying upon such specified opinion or opinions), and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, Chrysler and public officials.

           (f) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the U.S. Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectuses and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

           (g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct in all material respects; the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, are threatened by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time either Prospectus was printed and distributed to any U.S. Underwriter or Manager; and, subsequent to the respective dates of the most recent financial statements in the Prospectuses (exclusive of any supplement thereto), there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

           (h) The Representatives shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP that meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

           (i) The National Association of Securities Dealers, Inc., upon review of the terms of the underwriting arrangements for the public offering of the Offered Securities, shall have raised no objections thereto.

           (j) The Securities shall have been approved for listing on the NYSE, subject to official notice of issuance.

           (k) Prior to the First Closing Date, the Representatives shall have received from each of certain officers and directors of the Company listed in Schedule C hereto a letter to the effect that, for a period of 180 days after the initial public offering of the Securities, such officer or director will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposal without the prior written consent of CSFBC.

           (l) On or prior to the First Closing Date, (A) the New Medium Term Notes (as defined in the Prospectuses) shall have been issued; (B) the Revolving Credit Facility (as defined in the Prospectuses) shall be in effect; and (C) the Chrysler Credit Support Agreement (as defined in the Prospectuses) shall have been executed by the parties thereto.

Chrysler and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the U.S. Underwriters compliance with any conditions to the obligations of the U.S. Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company and Chrysler, jointly and severally, will indemnify and hold harmless each U.S. Underwriter against any losses, claims, damages or liabilities, joint or several, to which such U.S. Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectuses, in the light of the circumstances under which they were made) not misleading, and will reimburse each U.S. Underwriter for any legal or other expenses reasonably incurred by such U.S. Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and Chrysler will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only information furnished by any U.S. Underwriter consists of the information described as such in subsection (b) below; and provided, further, (i) that the foregoing indemnity with respect to either of the preliminary prospectuses related to the Registration Statements shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof, if such person was not sent or given a copy of either of the Prospectuses (or such Prospectus as supplemented) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in such Prospectus (or such Prospectus as supplemented); and (ii) neither the Company nor Chrysler will be liable in respect of any settlement of any pending or threatened action if such settlement is effected without its prior written consent, which consent shall not be withheld unless such settlement is unreasonable in light of the claims or actions against, and defenses available to, the indemnified party.

     (b) Each U.S. Underwriter will severally and not jointly indemnify and hold harmless the Company and Chrysler against any losses, claims, damages or liabilities to which the Company or Chrysler may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and Chrysler in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any U.S. Underwriter consists of the following information in the Prospectuses furnished on behalf of each U.S. Underwriter: the names of the U.S. Underwriters on the cover of the preliminary prospectus relating to the U.S. Securities and the U.S. Prospectus; the list of U.S. Underwriters and the number of shares being underwritten by each of the U.S. Underwriters listed under the caption "Underwriting"; the concession and discount figures appearing in the sixth paragraph under the caption "Underwriting"; the terms of the Agreement Between U.S. Underwriters and Managers contained in paragraphs seven through nine under the caption "Underwriting"; and the information concerning overallotments, stabilizing, syndicate covering transactions and penalty bids contained in the fourteenth paragraph under the caption "Underwriting".

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if
(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Chrysler on the one hand and the U.S. Underwriters on the other from the offering of the U.S. Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Chrysler on the one hand and the U.S. Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and Chrysler on the one hand and the U.S. Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Securities (before deducting expenses) received by the Company and Chrysler bear to the total underwriting discounts and commissions received by the U.S. Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Chrysler or the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).

Notwithstanding the provisions of this subsection (d), no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and Chrysler under this Section shall be in addition to any liability which the Company and Chrysler may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any U.S. Underwriter within the meaning of the Act; and the obligations of the U.S. Underwriters under this Section shall be in addition to any liability which the respective U.S. Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of U.S. Underwriters. If any U.S. Underwriter or U.S. Underwriters default in their obligations to purchase U.S. Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of U.S. Securities that such defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of U.S. Securities that the U.S. Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and Chrysler for the purchase of such U.S. Securities by other persons, including any of the U.S. Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting U.S. Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the U.S. Securities that such defaulting U.S. Underwriters agreed but failed to purchase on such Closing Date. If any U.S. Underwriter or U.S. Underwriters so default and the aggregate number of shares of U.S. Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of U.S. Securities that the U.S. Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and Chrysler for the purchase of all such U.S. Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting U.S. Underwriter, the Company or Chrysler, except as provided in Section 9 (provided that if such default occurs with respect to U.S. Optional Securities after the First Closing Date, this Agreement will not terminate as to the U.S. Firm Securities or any U.S. Optional Securities purchased prior to such termination). As used in this Agreement, the term "U.S. Underwriter" includes any person substituted for an U.S. Underwriter under this Section. Nothing herein will relieve a defaulting U.S. Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of Chrysler, of the Company or its officers and of the several U.S. Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any U.S. Underwriter, Chrysler, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the U.S. Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the U.S. Securities by the U.S. Underwriters is not consummated, Chrysler and the Company shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, Chrysler and the U.S. Underwriters pursuant to
Section 7 shall remain in effect, and if any U.S. Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the U.S. Securities by the U.S. Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to
Section 8 or the occurrence of any event specified in clause (iii), (iv), or
(v) of Section 6(c), Chrysler and the Company will reimburse the U.S. Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the U.S. Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the U.S. Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions

Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 5330 East 31st Street, Tulsa, Oklahoma 74135, Attention: Mr. Steven B. Hildebrand, or, if sent to Chrysler, will be mailed, delivered or telegraphed and confirmed to it at 1000 Chrysler Drive, Auburn Hills, Michigan 48326-2766, Attention: Richard D. Houtman, Esq.; provided, however, that any notice to an U.S. Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such U.S. Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation of U.S. Underwriters. The Representatives will act for the several U.S. Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the U.S. Underwriters.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company and Chrysler hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to each of the Company and Chrysler one of the counterparts hereof, whereupon it will become a binding agreement among Chrysler, the Company and the several U.S. Underwriters in accordance with its terms.

                                 Very truly yours,

                                 DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

                                 By  ________________________________________
                                     Name:
                                     Title:


                                 CHRYSLER CORPORATION

                                 By  ________________________________________
                                     Name:
                                     Title:


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
SMITH BARNEY INC.

      Acting on behalf of themselves and as the Representatives of the several U.S. Underwriters.

By CREDIT SUISSE FIRST BOSTON CORPORATION

By  ______________________________________
    Name:
    Title:

                                   SCHEDULE A



                                                NUMBER OF U.S. FIRM SECURITIES
                                                         TO BE SOLD BY
                                                -----------------------------
                                                                                        TOTAL NUMBER OF
                                                                                   U.S. FIRM SECURITIES TO BE
          U.S. UNDERWRITERS                         COMPANY         CHRYSLER               PURCHASED
--------------------------------------          ---------------  ------------      --------------------------
Credit Suisse First Boston Corporation
Goldman, Sachs & Co...................
J.P. Morgan Securities Inc............
Smith Barney Inc......................

                                                  -----------      -----------              ----------
        Total........................                                                       19,125,000
                                                  ===========      ===========              ==========

                                   SCHEDULE B


                          SUBSIDIARIES OF THE COMPANY


Dollar Rent A Car Systems, Inc.

Thrifty Rent-A-Car System, Inc.

Rental Car Finance Corp.

Thrifty Canada, Ltd.

Pentastar Services, Inc.

                                   SCHEDULE C

                OFFICERS AND DIRECTORS OF THE COMPANY SUBJECT TO
                               LOCK-UP AGREEMENTS

Joseph E. Cappy
Steven B. Hildebrand
Donald M. Himelfarb
Gary L. Paxton